UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

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San Juan Basin Royalty Trust

(Exact name of registrant as specified in the Amended and Restated San Juan Basin Royalty Trust Indenture)

Texas (State or other jurisdiction of incorporation or organization)	1-8032 (Commission File Number)	75-6279898 (I.R.S. Employer Identification Number)

TexasBank, Trust Department 2525 Ridgmar Boulevard, Suite 100 Fort Worth, Texas (Address of principal executive offices)	76116 (Zip code)

Registrant’s telephone number, including area code: (866) 809-4553

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02 Results of Operations and Financial Condition.

     On January 21, 2005, the San Juan Basin Royalty Trust issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing a monthly cash distribution to the holders of its units of beneficial interest of $13,794,342.53, or $0.295960 per unit, based principally upon production during the month of November 2004.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release, dated January 21, 2005.

     In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXASBANK, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST (Registrant)
By:	/s/ Lee Ann Anderson
Lee Ann Anderson
Vice President and Trust Officer

Date: January 24, 2005

(The Trust has no directors or executive officers.)